SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2015
Segment Reporting [Abstract]
SEGMENT INFORMATION
NOTE 2. SEGMENT INFORMATION

Nature of Business

The Company’s two primary segments of business, its Licensing and Enforcement business, and the operations of its Innovation business, are described below:

Licensing and Enforcement

The Company develops, licenses and otherwise enforces patented technologies through its wholly owned subsidiaries. The Company generates revenues from the granting of intellectual property rights for the use of, or pertaining to, patented technologies. The Company also monetizes its intellectual property through the sale of select patent assets. Patent protection is a key part of the Company’s business model, because it provides the Company with a period of exclusive ownership during which the Company has the opportunity to recoup risk capital and generate a profit from inventions.

Innovation Business

The Company focuses on fostering and creating systems and tools to help companies innovate more effectively and efficiently. Currently, the Company accomplishes this two ways – through its product for small and medium businesses “Haystack IQ” and through custom innovation projects for large companies.

Haystack IQ

Haystack IQ, is a subscription-based service that uses proprietary Big Data software to connect the global stockpile of technology improvements and technical experts, represented by the U.S. patent database to businesses that can help put them into commercial uses that help them compete and grow. This product helps companies find complementary external resources (ideas, people, organizations, materials, technologies, approaches) in the global “haystack” of R&D investment that can accelerate improvements to their customer offerings.

Custom Innovation

The Company provides consulting services and software development to large companies in connection with prototyping projects as well as the development of customized innovative ways to serve their customers and grow their market share. The Company may be engaged by the customer directly, or work may be subcontracted to it by its controlling stockholder, a related party, Walker Digital, LLC (“Walker Digital”).

The Company does not allocate corporate interest income and expense, income taxes, other income and expenses related to corporate activity or corporate expense for management and administrative services that benefit both segments. Because of this unallocated income and expense, the operating loss of each reporting segment does not reflect the operating loss the reporting segment would report as a stand-alone business.

Key financial information by reportable segment for years ended December 31, 2015 and 2014 is as follows:

For the Year Ended December 31, 2015

	Litigation and
	Enforcement	Innovation(1)	Corporate	Total
Net revenue(1)	$1,662	$(973)	$—	$689
Expenses	(2,872)	(2,023)	(6,286)	(11,181)
Operating loss	(1,210)	(2,996)	(6,286)	(10,492)
Other income	—	—	75	75
Interest income	—	—	15	15
Net (loss) income	$(1,210)	$(2,996)	$(6,196)	$(10,402)

For the Year Ended December 31, 2014

	Litigation and
	Enforcement	Innovation(1)	Corporate	Total
Net revenue	$2,066	$—	$—	$2,066
Expenses	(6,505)	(2,494)	(8,752)	(17,751)
Operating loss	(4,439)	(2,494)	(8,752)	(15,685)
Other income	—	—	32	32
Interest income	—	—	35	35
Net (loss) income	$(4,439)	$(2,494)	$(8,685)	$(15,618)

(1)	Includes $439 of revenue from related party in connection with work subcontracted to us from a third party.

Capital expenditures for the years ended December 31, 2015 and 2014 was $309 and $30 respectively and was spent in connection with the Innovation business.